Current Due Period Ending                           Sep 30, 1999
Prior Distribution Date                             Sep 14, 1999
Distribution Date                         1

Household Consumer Loan Trust, Series 1996-2
Deposit Trust Calculations
Previous Due Period Ending                          Aug 31, 1999
Current Due Period Ending                           Sep 30, 1999
Prior Distribution Date                             Sep 14, 1999
Distribution Date                                   Oct 14, 1999
Beginning Trust Principal Receivables           4,105,108,365.72
Average Principal Receivables                   4,104,937,835.45
FC&A Collections (Includes Recoveries)             64,771,302.74
Principal Collections                             134,834,398.30
Additional Balances                                58,382,153.83
Net Principal Collections                          76,452,244.47
Defaulted Amount                                   33,144,878.15
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,736,151.00

Beginning Participation Invested Amount           455,338,341.57
Beginning Participation Unpaid Principal          455,338,341.57
Balance
Ending Participation Invested Amount              443,181,331.14
Ending Participation Unpaid Principal Balance     443,181,331.14

Accelerated Amortization Date                       Jul 31, 2001
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 455,338,341.57
Numerator for Fixed Allocation                    469,631,695.69
Denominator - Max(Sum of Numerators, Principal  4,104,937,835.45
Receivables)
Applicable Allocation Percentage                        11.0925%
Investor FC&A Collections                           7,184,726.97

Series Participation Interest Default Amount
Numerator for Floating Allocation                 455,338,341.57
Denominator - Max(Sum of Numerators, Principal  4,104,937,835.45
Receivables)
Floating Allocation Percentage                          11.0925%
Series Participation Interest Default Amount        3,676,580.37


Principal Allocation Components
Numerator for Floating Allocation                 455,338,341.57
Numerator for Fixed Allocation                    469,631,695.69
Denominator - Max(Sum of Numerators, Principal  4,104,937,835.45
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.7500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.7500%
(c) Rate Sufficient to Cover Interest, Yield             5.4646%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          455,338,341.57
Principal Balance
(e) Actual days in the Interest Period                        30
Series Participation Monthly Interest, [a*d*e]      2,561,278.17

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest                      0.00
Interest Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly
Principal
Available Investor Principal Collections,          12,157,010.43
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       8,480,430.06
or e]
(b) prior to Accelerated Amort. Date or not         8,480,430.06
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      11.0925%
(d) Net Principal Collections                      76,452,244.47
(e) after Accelerated Amort Date or Early          15,425,935.70
Amort Period, [f*g]
(f) Fixed Allocation Percentage                         11.4407%
(g) Collections of Principal
                                                  134,834,398.30

(h) Minimum Principal Amount, [Min(i,l)]            4,519,509.78
(i)  Floating Allocation Percentage of             14,956,443.62
Principal Collections
(j)  1.8% of the Series Participation Interest      8,196,090.15
Invested Amount
(k) Series Participation Interest Net Default       3,676,580.37
Payment Amount
(l)  the excess of (j) over (k)                     4,519,509.78

(m) Series Participation Interest Net Default       3,676,580.37
Payment Amount

(n) Optional Repurchase Amount (principal                   0.00
only) at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin.                 7,184,726.97
Collections [Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,561,278.17
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest                      0.00
Shorfall [Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        3,676,580.37
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest                    0.00
Charge-Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  758,897.24
Excess [Sec. 4.11(a)(vi)]                             187,971.19

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Series 1996-2
Owner Trust
Calculations
Due Period          Sep 30,
Ending                 1999
Payment Date        Oct 15,
                       1999

Calculation of
Interest
Expense

Index (LIBOR)     5.380000%
Accrual end         Oct 15,     Sep 15,         30
date, accrual          1999        1999
beginning date
and days in
Interest Period
                  Class A-1   Class A-2  Class A-3     Class B Certificate   Overcoll
                                                                         s     Amount
Beginning       236,678,098  49,114,615 63,837,525  46,416,280  20,490,225 38,801,599
Unpaid
Principal
Balance
Previously             0.00        0.00       0.00        0.00        0.00
unpaid
interest/yield
Spread to index       0.17%       0.32%      0.42%       0.65%       1.00%
Rate (capped at   5.550000%   5.700000%  5.800000%   6.030000%   6.380000%
13%, 15%, 15%,
15%, 16%)
Interest/Yield    1,094,636     233,294    308,548     233,242     108,940
Payable on the
Principal
Balance
Interest on            0.00        0.00       0.00        0.00        0.00
previously
unpaid
interest/yield
Interest/Yield    1,094,636     233,294    308,548     233,242     108,940
Due
Interest/Yield    1,094,636     233,294    308,548     233,242     108,940
Paid

Summary

Beginning
Security        236,678,098  49,114,615 63,837,525  46,416,280  20,490,225 38,801,599
Balance
Beginning
Adjusted        236,678,098  49,114,615 63,837,525  46,416,280  20,490,225
Balance
Principal Paid
                  6,318,668   1,311,304  1,704,389   1,239,261     547,065  1,131,186
Ending Security
Balance         230,359,430  47,803,311 62,133,136  45,177,019  19,943,160 37,765,275
Ending Adjusted
Balance         230,359,430  47,803,311 62,133,136  45,177,019  19,943,160
Ending                                                             4.5000%
Certificate
Balance as %
Participation
Interest
Invested Amount
Targeted
Balance         230,454,292  47,803,311 62,133,136  45,177,019  19,943,160
Minimum
Adjusted                     18,800,000 24,500,000  17,800,000   7,900,000 14,800,000
Balance
Certificate
Minimum Balance                                                 13,430,167
Ending OC
Amount as                                                                  32,668,552
Holdback Amount
Ending OC
Amount as                                                                   5,096,723
Accelerated
Prin Pmts.
Beginning Net          0.00        0.00       0.00        0.00        0.00       0.00
Charge offs
Reversals              0.00        0.00       0.00        0.00        0.00       0.00
Charge offs            0.00        0.00       0.00        0.00        0.00       0.00
Ending Net             0.00        0.00       0.00        0.00        0.00       0.00
Charge Offs

Interest/Yield   $1.3786350  $4.4658197 $4.5441538  $4.7243632  $2.9534159
Paid per $1000
Principal Paid   $7.9580197 $25.1015270 $25.1014513 $25.1015056 $14.8312495
per $1000


Series 1996-2  Owner Trust Calculations
Due Period                                         September 1999
Payment Date                                         Oct 15, 1999
Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        12,157,010.43
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                           94,862.15

Series Participation Interest Monthly Interest       2,561,278.17

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.          1,094,636.20
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.            233,294.42
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.            308,548.04
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.              233,241.81
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.         108,939.70
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-       6,223,805.49
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance        1,311,303.77
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance        1,704,388.54
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance          1,239,261.33
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to                0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        547,065.47
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt          1,131,185.83
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)             94,862.15
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                  0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                  0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                 0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided                0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated              487,755.85
Certificate - Sec. 3.05(a)(vii)



Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt      1,131,185.83
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                     0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total            94,862.15
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback      1,036,323.68
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             5,470.65
